UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2026
INGREDION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-13397	22-3514823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154
(Address of principal executive offices)		(Zip Code)
(708) 551-2600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective October 1, 2026, upon the effective date of Diego Reynoso’s election as Executive Vice President and Chief Financial Officer of Ingredion Incorporated (the “Company”), as reported in Item 5.02(c) below, Jason Payant will cease serving as the Company’s Interim Chief Financial Officer and principal financial officer and will continue service with the Company as its Vice President, Finance, Global Texture & Healthful Solutions.
(c) On August 19, 2026, the Company’s Board of Directors elected Diego Reynoso as the Company’s Executive Vice President and Chief Financial Officer, starting on October 1, 2026. In this role, Mr. Reynoso will serve as the Company’s principal financial officer. Mr. Reynoso succeeds Jason Payant, who has served as the Company’s Interim Chief Financial Officer since April 1, 2026 following the resignation of James D. Gray as Executive Vice President and Chief Financial Officer effective March 31, 2026, which was reported on January 27, 2026.
Mr. Reynoso, age 51, will join the Company from The Boston Beer Company, Inc., a global manufacturer and distributor of alcoholic beverages, where he served as Chief Financial Officer from September 2023 until September 2026. Mr. Reynoso has over 25 years of experience in finance and operations in the alcoholic beverage and food industry. Before joining Boston Beer, Mr. Reynoso served as the Chief Financial Officer of the $10 billion Prepared Foods division of Tyson Foods, a multinational food manufacturer, based out of its Chicago office, from 2021 to 2023. From 2017 to 2021, he served as Senior Vice President and Chief Financial Officer of the $5 billion beer division of Constellation Brands, an international alcoholic beverage company, also based out of its Chicago office. Prior to that service, Mr. Reynoso held various senior financial and operational roles at Beam Suntory Inc., a global spirits manufacturer, from 2005 to 2017, including as CFO Global Operations and Group Treasury and Tax from 2016 to 2017, North American Chief Financial Officer & General Manager International Markets from 2014 to 2016, and Chief Operating Officer and Chief Financial Officer North America from 2013 to 2014. Earlier in his career, Mr. Reynoso also held roles at Allied-Domecq, Danone, and Procter & Gamble. He served as a director of SunOpta Inc., a multinational food and beverage manufacturer, from March 2023 until May 2026, when SunOpta was acquired by an affiliate of Refresco Holding B.V.
Mr. Reynoso’s compensation from the effective date of his service will consist of the following principal elements:
•a base salary at an initial annual rate of $725,000;
•an annual cash incentive under the Company’s annual incentive plan with an initial target award opportunity equal to 90% of Mr. Reynoso’s base salary;
•a sign-on cash award of $770,000, with $200,000 to be paid as soon as administratively possible after October 1, 2026, $200,000 to be paid on January 15, 2027, and $370,000 to be paid on March 15, 2027, subject to continued service at the time of payment and subject to 100% repayment if Mr. Reynoso’s employment with the Company terminates for any reason other than death, disability or a reduction in force during his first year of employment and 50% repayment if his employment with the Company terminates for any reason other than death, disability or a reduction in force during his second year of employment;
•two sign-on equity awards under the Company’s stock incentive plan to be granted as of October 15, 2026 and consisting of (i) a pro-rated equity grant for 2026 valued at $1,300,000, of which 60% will consist of performance share units earned over a three-year performance period that upon vesting will be funded at 0% to 200% of the target number of shares, and 40% of which will consist of restricted stock units that will vest one-third each year over a three-year period, and (ii) an equity grant valued at $700,000 in the form of restricted stock units, of which one-half will vest on the second anniversary of the grant date and one-half will vest on the third anniversary of the grant date;
•commencing in the first quarter of 2027, Mr. Reynoso will be entitled to receive annual equity awards under the Company’s long-term incentive plan on the terms generally applicable to senior executives of the Company, with a target grant value of $1,600,000 for 2027 annual awards, which will consist of a mix of performance share units and restricted stock units weighted as determined at the time of grant;
•for all 2026, 2027, and 2028 equity grants made to Mr. Reynoso, encompassing both sign-on and annual grants, in the event Mr. Reynoso’s employment with the Company terminates involuntarily for a reason other than cause, any unvested restricted stock units and performance share units will vest on a pro rata basis through the date of termination, with the value of the performance share units determined at the end of the original performance period based on the Company’s actual performance results, pro-rated for number of days Mr. Reynoso was employed during the applicable performance period;
•participation in the Company’s Executive Severance Plan and the Company’s Executive Change in Control Severance Plan, which are described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2026; and
•other benefits generally payable to senior executives of the Company.
In addition, the Company will enter into its standard form of indemnification agreement with Mr. Reynoso.
There are no arrangements or understandings between Mr. Reynoso and any other persons pursuant to which Mr. Reynoso was selected as Executive Vice President and Chief Financial Officer. In addition, there have been no transactions, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was, is, or is to be a participant and in which Mr. Reynoso or any member of his immediate family had, has, or will have a direct or indirect material interest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2026	Ingredion Incorporated

	By:	/s/ Tanya M. Jaeger de Foras
Tanya M. Jaeger de Foras Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Compliance Officer